================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                February 20, 1998
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                         HyperMedia Communications, Inc.
--------------------------------------------------------------------------------

             (Exact name of Registrant as specified in its charter)


          California                    001-11624                 94-3104247
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)


                      901 Mariner's Island Blvd., Suite 365
                           San Mateo, California 94404
                           ---------------------------
                    (Address of principal executive offices)


                                 (650) 573-5170
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

================================================================================

Item 5.  Other Events

         The information set forth in the Registrant's Press Release dated February 20, 1998 is incorporated herein by reference. Factors affecting the Company's business plans and competitive environment are discussed in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit No.      Description

                  99.1             Text of Press Release dated February 20, 1998

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HyperMedia Communications, Inc.


Dated:  February 20, 1998          By:  /s/ TODD HAGEN
                                       -----------------------------------------
                                            Name:  Todd Hagen
                                            Title: Vice President of Finance and
                                                   Administration    and   Chief
                                                   Financial Officer

                                  EXHIBIT INDEX




                                                                           Page
   Exhibit                         Description                            Number
-------------     ---------------------------------------------------     ------
    99.1          The Company's News Release Dated February 20, 1998.       5